EXHIBIT 99.2

                                                                  EXECUTION COPY


                Mortgage Pass-Through Certificates, Series 2004-3

         $149,220,000 Class AF-1 Certificates Variable Pass-Through Rate
          $37,640,000 Class AF-2 Certificates 3.800% Pass-Through Rate $45,490,000 Class AF-3 Certificates 4.265% Pass-Through Rate $43,000,000 Class AF-4 Certificates 5.100% Pass-Through Rate $17,629,000 Class AF-5 Certificates 5.700% Pass-Through Rate $20,700,000] Class AF-6 Certificates 5.060% Pass-Through Rate
         $179,385,000 Class AV-1 Certificates Variable Pass-Through Rate $34,668,000 Class AV-2 Certificates Variable Pass-Through Rate
           $41,040,000 Class M-1 Certificates 5.700% Pass-Through Rate $34,580,000 Class M-2 Certificates 5.700% Pass-Through Rate $10,340,000 Class M-3 Certificates 5.700% Pass-Through Rate $8,730,000 Class M-4 Certificates 5.700% Pass-Through Rate
          $8,080,000 Class B-1 Certificates Variable Pass-Through Rate $6,790,000 Class B-2 Certificates Variable Pass-Through Rate


                              Equity One ABS, Inc.
                                    Depositor

                                Equity One, Inc.
                               Seller and Servicer


                             UNDERWRITING AGREEMENT


                                                                   July 20, 2004

Greenwich Capital Markets, Inc.
600 Steamboat Road
Greenwich, Connecticut  06830

Friedman, Billings, Ramsey & Co., Inc.
1001 Nineteenth Street North, 7th Floor
Arlington, Virginia 22209

Wachovia Capital Markets, LLC
301 South College Street
Charlotte, North Carolina  28288

Ladies and Gentlemen:

     Equity One ABS, Inc., a Delaware corporation ("Depositor"), a wholly owned subsidiary of Equity One, Inc., a Delaware corporation ("Equity One"), proposes to sell $637,292,000 aggregate principal amount of Mortgage Pass-Through Certificates, Series 2004-3, described in

Schedule I hereto (the "Offered Certificates") to you. The Offered Certificates, together with the Class B-3, Class X and Class R Certificates are to be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 30, 2004, among the Depositor, Equity One, as seller and servicer, JPMorgan Chase Bank, a New York banking corporation, as trustee (the "Trustee"), and each of the other Sellers named therein, and the Depositor proposes to sell the Offered Certificates to you (the "Underwriters"). The Offered Certificates are described more fully in a registration statement which the Depositor has furnished to you. This is to confirm the arrangements with respect to your purchase of the Offered Certificates. To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

     The Offered Certificates will evidence fractional undivided interests in the property held in trust for the holders of such Offered Certificates (the "Trust"). The assets of the Trust will include, among other things, a pool of fixed- and adjustable-rate mortgage loans (the "Loans") secured primarily by first and second liens on one- to four-family dwellings and multi-family properties, which pool will be further divided into three groups of loans and such amounts as may be held by the Trustee in any accounts held by the Trustee for the Trust. The aggregate undivided interest in the Trust represented by the Offered Certificates initially will be equal to $637,292,000 of principal. The "Cut-Off Date" for the Loans is the close of business on June 30, 2004. A form of the Pooling and Servicing Agreement has been filed as an exhibit to the Registration Statement (hereinafter defined).

     Elections will be made to treat certain assets of the Trust (exclusive of the Net WAC Cap Account, the Reserve Fund and the Yield Maintenance Agreement) as one or more "real estate mortgage investment conduits" (each, a "REMIC") for federal income tax purposes creating a tiered REMIC structure. The Offered Certificates (excluding, with respect to the Class AF-1, Class AV-1, Class AV-2, Class B-1, Class B-2 and the Class B-3 Certificates, any associated rights to receive payments of Net WAC Cap Carryover and, with respect to the Class AV-1 and Class AV-2 Certificates, any associated rights to receive payments from the Reserve Fund) and the Class X Certificates will represent beneficial ownership of "regular interests" in a REMIC and the Class R Certificates will represent beneficial ownership of "residual interests" in one or more REMICs.

     Pursuant to the Pooling and Servicing Agreement, the Depositor will transfer to the Trust on the Closing Date all of its right, title and interest in and to the Loans as of the Cut-Off Date (including all payments on the Loans received after the Cut-Off Date other than amounts received after the Cut-off Date in respect of principal and interest due on the Loans on or before the Cut-Off Date) and the collateral securing each such Loan.

     The Trustee, on behalf of the Class AV-1 and Class AV-2 Certificateholders, will enter into a yield maintenance agreement (the "Yield Maintenance Agreement") with Wachovia Bank, National Association, dated on or about July 23, 2004. Pursuant to its terms, the Yield Maintenance Agreement will make payments from time to time into a reserve account (the "Reserve Fund") established on the Closing Date for purpose of covering basis risk on the Class AV-1 and Class AV-2 Certificates.

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

         This Underwriting Agreement and the Pooling and Servicing Agreement are referred to collectively herein as the "Agreements".

     1 Representations and Warranties. Each of the Depositor and Equity One represents and warrants to, and agrees with, the Underwriters as set forth below in this Section 1.

          (a) The Depositor has filed with the Securities and Exchange Commission (the "Commission") a registration statement (No. 333-104580) on Form S-3 for the registration under the Securities Act of 1933, as amended (the "Act"), of asset backed securities (issuable in series), which registration statement, as amended to the date hereof, has become effective. Such registration statement, as amended to the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Act, complies with Form S-3 and complies in all other material respects with such Rule. The Company proposes to file with the Commission pursuant to Rule 424(b) under the Act a supplement dated the date hereof to the prospectus dated July 20, 2004 relating to the Offered Certificates and the method of distribution thereof and has previously advised the Underwriters of all further information (financial and other) with respect to the Offered Certificates to be set forth therein. Such registration statement, including the exhibits thereto, as amended to the date hereof, is hereinafter called the "Registration Statement"; such prospectus dated April 29, 2004, in the form in which it will be filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called the "Basic Prospectus"; such supplement dated the date hereof to the Basic Prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus Supplement";
     and the Basic Prospectus and the Prospectus Supplement together are hereinafter called the "Prospectus." Any preliminary form of the Prospectus Supplement which has heretofore been filed pursuant to Rule 424 under the Act is hereinafter called a "Preliminary Prospectus Supplement." "Effective Date" shall mean the date the Registration Statement became effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus Supplement, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the material and documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, such Preliminary Prospectus Supplement, the Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any
     Preliminary Prospectus Supplement, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of the Basic Prospectus, any Preliminary Prospectus Supplement, the Prospectus Supplement or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

          (b) On the Effective Date, the Registration Statement did, and when the Prospectus is first filed in accordance with Rule 424(b) under the Act and on the Closing Date (as defined in Section 3 below), the Prospectus will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 424(b) under the Act and on the Closing Date the Prospectus will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Depositor nor Equity One makes -------- ------- any representations or warranties as to the information contained in or omitted from (x) the Underwriter Information furnished to the Depositor by the Underwriters and
     (y) any Derived Information set forth in the Computational Materials (each as defined in Section 9 below), or in any amendment thereof or supplement thereto, incorporated by reference in the Registration Statement or the Prospectus except to the extent such Derived Information results from an error or omission in any Seller-Provided Information (as defined in Section 9 below).

          (c) RESERVED.

          (d) No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required to be obtained or made by Equity One, the Depositor or any Seller for the consummation of the transactions contemplated by this Agreement except (A) such as have been obtained or made, (B) such as may be required under the state securities laws of any jurisdiction in connection with the purchase and distribution of the Offered Certificates by the Underwriter and (C) recordations of assignments of Mortgages to the Trustee (to the extent required under the Pooling and Servicing Agreement) that have not been completed.

          (e) None of Equity One, the Depositor or any Seller is in violation of its charter or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument to which it is a party or by which it or its properties is bound that would have a material adverse effect on the transactions contemplated herein or in the Pooling and Servicing Agreement. The execution, delivery and performance of the Agreements and the issuance and sale of the Offered Certificates and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over any of Equity One, the Depositor or any Seller or any of their properties or any agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the properties of any of them is subject or the charter or by-laws of any of them, and each of them has full power and authority to authorize, issue and sell the Offered Certificates as contemplated by the Agreements.

          (f) The final computer tape of the Loans created with balances as of June 30, 2004 and made available to you by Equity One and the Depositor, was complete and accurate as of the date thereof and includes a description of the Loans that are described in a schedule to the Pooling and Servicing Agreement.

          (g) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of this Agreement and the Pooling and Servicing Agreement or the execution, delivery and sale of the Offered Certificates have been or will be paid at or prior to the Closing Date, to the extent then due and payable.

          (h) Immediately prior to the assignment of the Loans to the Trustee as contemplated by the Pooling and Servicing Agreement, the Depositor (i) will have good title to, and will be the sole owner of, each related Loan and the other property purported to be transferred by it to the Trustee pursuant to the Pooling and Servicing Agreement, free and clear of any pledge, mortgage, lien, security interest or other encumbrance (collectively, "Liens"), (ii) will not have assigned to any person any of its right, title or interest in such Loans or property or in the Pooling and Servicing Agreement, and (iii) will have the power and authority to sell such Loans and property to the Trustee, and upon the execution and delivery of the Pooling and Servicing Agreement , by the Trustee, on behalf of the Certificateholders, the Trustee will have acquired all of the Depositor's or the Seller(s), as the case may be, right, title and interest in and to such Loans and property free and clear of any Lien.

          (i) All actions required to be taken by the Depositor and Equity One as a condition to the offer and sale of the Offered Certificates as described herein or the consummation of any of the transactions described in the Prospectus have been or, prior to the Closing Date, will be taken.

          (j) The representations and warranties of each of the Sellers, the Depositor and Equity One in (or incorporated in) the Pooling and Servicing Agreement and made in any Officers' Certificate of the Sellers, the Depositor or Equity One delivered pursuant to the Pooling and Servicing Agreement, will be true and correct at the time made and on and as of the Closing Date as if set forth herein.

          (k) None of the Depositor, Equity One or any Seller will grant, assign, pledge or transfer to any Person a security interest in, or any other right, title or interest in, the Loans, except as provided in the Pooling and Servicing Agreement, and each will take all action necessary in order to maintain the security interest in the Loans granted pursuant to the Pooling and Servicing Agreement.

          (l) There are no actions, proceedings or investigations pending, or to the best knowledge of either the Depositor or Equity One, threatened against the Sellers, the Depositor or Equity One before any court or before any governmental authority, arbitration board, administrative agency or tribunal (a) which, if adversely determined, could materially and adversely affect, either in the individual or in the aggregate, the financial position, business, operations or prospects of the Sellers, the Depositor or Equity One, (b) asserting the invalidity of the Agreements or the Offered Certificates, (c) seeking to prevent the issuance of the Offered Certificates or the consummation by the Depositor, Equity One or any Seller of any of the transactions contemplated by any of the

     Agreements or (d) which, if adversely determined, could reasonably be expected to materially and adversely affect the performance by the Depositor, Equity One or any Seller of its respective obligations under, or the validity or enforceability of, any of the Agreements or the Offered Certificates.

          (m) Reserved.

          (n) Since the respective dates as of which information is given in the Prospectus, there has not been any material adverse change in the general affairs, management, financial condition, or results of operations of Equity One or any Seller, otherwise than as set forth or contemplated in the Prospectus as supplemented or amended as of the Closing Date.

          (o) Each of the Depositor, Equity One and each Seller has been duly incorporated or formed, as the case may be, and is validly existing as a corporation or a limited liability company, as the case may be, in good standing under the laws of the state of its incorporation or formation, as the case may be, is duly qualified to do business and is in good standing as a foreign corporation or a limited liability company in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and the failure to be so qualified would have a material adverse effect on its financial condition or operations, and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under the Agreements and to cause the Offered Certificates to be issued.

          (p) Neither the Depositor nor the Trust created by the Pooling and Servicing Agreement is an "investment company" within the meaning of such term under the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations of the Commission thereunder.

          (q) At the Closing Date, the Offered  Certificates and the Pooling and
     Servicing   Agreement  will  conform  in  all  material   respects  to  the
     descriptions thereof contained in the Prospectus.

          (r) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Agreements and the Offered Certificates have been paid or will be paid at or prior to the Closing Date.

          (s) Each of the Depositor, Equity One and the Sellers possesses all material licenses, certificates, authorities or permits issued by the appropriate State, Federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Prospectus, and none of the Depositor, Equity One or any Seller has received notice of any proceedings relating to the revocation or modification of any such license, certificate, authority or permit which if decided adversely to any such entity would, singly or in the aggregate, materially and adversely affect the conduct of its business, operations or financial condition.

     Any certificate signed by an officer of the Depositor, Equity One or any Seller and delivered to the Underwriters or counsel for the Underwriters in connection with an offering of the Offered Certificates shall be deemed, a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 1 are made.

     2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Depositor agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Depositor, the Offered Certificates, in the principal amounts and at the purchase prices set forth in Schedule I hereto.

     3. Delivery and Payment. Delivery of and payment for the Offered Certificates shall be made at 10:00 a.m. New York time, on July 23, 2004 at the offices of Stradley, Ronon, Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, or such later time or date not later than five business days thereafter as the Underwriters shall designate (such date and time of delivery and payment for the Offered Certificates being herein called the "Closing Date"). Delivery of one or more global certificates evidencing the full principal amount of each of the respective classes of Offered Certificates, shall be made to the Underwriters, against payment by the Underwriters of the purchase price thereof to the Depositor by wire transfer in immediately available funds. The global certificates to be so delivered to the Underwriters shall be registered in the name of Cede & Co., as nominee for The Depository Trust Company ("DTC"). The interest of beneficial owners of the Offered Certificates will be represented by book entries on the records of DTC and participating members thereof. Definitive certificates evidencing the Offered Certificates will be available only under limited circumstances.

     The Depositor agrees to have the Offered Certificates available for inspection, checking and packaging by the Underwriters in Philadelphia, Pennsylvania, not later than 1:00 PM on the business day prior to the Closing Date.

     4. Offering by Underwriters. It is understood that the Underwriters propose to offer the Offered Certificates for sale to the public (which may include selected dealers) as set forth in the Prospectus.

     5. Agreements. Each of Equity One and the Depositor agrees with the Underwriter that:

          (a) Prior to the termination of the offering of the Offered Certificates, the Depositor will not file any amendment of the Registration Statement any Prospectus or any Preliminary Prospectus Supplement unless the Depositor has furnished you a copy for your review prior to filing and will not file any such proposed amendment to which you reasonably object unless such filing is required by law. Subject to the foregoing sentence, the Depositor will cause the Prospectus to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act within the time period prescribed and will provide evidence satisfactory to the Underwriters of such timely filing. The Depositor will promptly advise the Underwriters (i) when the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act, (ii) when, prior to termination of the offering of the Securities, any amendment to the

     Registration Statement shall have been filed or become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Depositor or the Trust of any notification with respect to the suspension of the qualification of the Offered Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and will use their best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Offered Certificates is required to be delivered under the Act, any event occurs as a result of which the Prospectus would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Depositor promptly will (i) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment which will correct such statement or omission or effect such compliance and (ii) supply any amended Prospectus to you in such quantities as you may reasonably request.

          (c) The Depositor will furnish to the Underwriters and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by the Underwriters or a dealer may be required by the Act, as many copies of any Preliminary Prospectus Supplement and the Prospectus as the Underwriters may reasonably request. The Depositor will pay the expenses of printing or other production of all documents relating to the offering.

          (d) The Depositor will cooperate, when and if requested by the Underwriters at Depositor's sole expense, in the qualification of the Offered Certificates for sale under the laws of such jurisdictions as the Underwriters may designate and will maintain such qualifications in effect so long as required for the distribution of the Offered Certificates; provided, however, that the Depositor shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

          (e) Reserved.

          (f) As soon as practicable, the Depositor will cause the Trust Fund to make generally available to the Certificateholders and to the Underwriters an earnings statement or statements of the Trust Fund which will satisfy the provisions of Section 11(a) of the Act and will satisfy the requirements of Rule 158 under the Act.

          (g) The Depositor will cause any Computational Materials and ABS Term Sheets (as defined in Section 9 hereof) with respect to the Offered Certificates which are delivered by the Underwriters to the Depositor pursuant to Section 9 hereof to be filed with the Commission on a Current Report on Form 8-K on or before the date of the filing of the Prospectus pursuant to Rule 424 under the Act.

          (h) The Depositor and Equity One will cooperate with the Underwriters and use their best efforts to permit the Offered Certificates to be eligible for clearance and settlement through The Depository Trust Company.

          (i) For a period from the date of this Agreement until the retirement of the Offered Certificates, the Servicer will deliver to you the monthly servicing report, the annual statements of compliance and the annual independent certified public accountants' reports furnished to the Trustee pursuant to the Pooling and Servicing Agreement, as soon as such statements and reports are furnished to the Trustee.

          (j) So long as any of the Offered Certificates are outstanding, Equity One will furnish to you (i) as soon as practicable after the end of the fiscal year all documents required to be distributed to holders of Offered Certificates or filed with the Commission pursuant to the Exchange Act or any order of the Commission thereunder and (ii) from time to time, any other information concerning Equity One or the Depositor filed with any government or regulatory authority that is otherwise publicly available, as you may reasonably request.

          (k) To the extent, if any, that the rating provided with respect to the Offered Certificates by Moody's, Standard & Poor's or Fitch (collectively, the "Rating Agencies") is conditional upon the furnishing of documents or the taking of any actions by the Depositor, the Depositor shall furnish such documents and take such actions.

          (l) Until 30 days following the Closing Date, neither the Depositor nor any trust or other entity originated, directly or indirectly, by the Depositor or Equity One will, without the prior written consent of the Underwriters, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any asset-backed securities collateralized by mortgage loans (other than the Offered Certificates).

     6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Offered Certificates shall be subject to the accuracy of the representations and warranties on the part of Equity One and the Depositor contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of Equity One and the Depositor made in any certificates pursuant to the provisions hereof, to the performance by each of Equity One and the Depositor of its obligations hereunder and to the following additional conditions:

          (a) The Registration Statement shall have become effective no later than the date hereof, and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened, and the Prospectus shall have been filed pursuant to Rule 424(b) under the Act.

          (b) The Underwriters shall have received the opinion of Stradley, Ronon, Stevens & Young, LLP, counsel for Equity One and the Depositor, dated the Closing Date, to the effect that:

               (i) Each of the Depositor and Equity One is a corporation organized and validly existing under the laws of the state of its incorporation with all corporate power and authority necessary to own or hold its properties, to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Pooling and Servicing Agreement and is duly qualified to do business where its ownership or lease of property or the conduct of its business requires such qualification.

               (ii) The Pooling and Servicing Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding instrument enforceable against each of the Depositor and Equity One in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect) (such opinion may also state that the enforceability of the obligations of Equity One and the Depositor is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law)).

               (iii) The Offered Certificates, the Class X Certificates and the Class R Certificates have been duly authorized and, when executed and authenticated in accordance with the provisions of the Pooling and Servicing Agreement and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued and outstanding and will be entitled to the benefits of the Pooling and Servicing Agreement.

               (iv) To the knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving Equity One, the Depositor, any Seller or any of their subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no material contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required.

               (v) The Certificates and the Pooling and Servicing Agreement conform in all material respects to the descriptions thereof contained in the Prospectus.

               (vi) The  Registration  Statement has become  effective under the
          Act; any required filing of the Basic Prospectus, any Preliminary Prospectus Supplement, the Prospectus Supplement and the Prospectus pursuant to Rule 424(b) under the Act has been made in the manner and within the time period required by Rule 424(b) under the Act; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Prospectus (other than (A) Computational Materials, the financial statements and other financial and statistical information contained therein, (B) the Underwriter Information and (C) any description therein of any third party provider of credit enhancement, each as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the respective rules thereunder; and such counsel has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the date thereof or at the Closing Date, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than (A) Computational Materials, the financial statements and other financial and statistical information contained therein, (B) the interest rate caps or other derivatives or Underwriter Information and (C) any description therein of any third party provider of credit enhancement, each as to which such counsel need express no opinion).

               (vii) This Agreement has been duly authorized, executed and delivered by Equity One and the Depositor.

               (viii) The statements in the Prospectus under the headings "Summary of Terms--Federal Income Tax Consequences", "Summary of Terms--ERISA Considerations", "Federal Income Tax Consequences", "ERISA Considerations" and "Other Tax Considerations", to the extent that they constitute matters of federal law or legal conclusions with respect thereto, are correct in all material respects.

               (ix) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and neither the Depositor nor the Trust Fund is required to be registered under the Investment Company Act of 1940, as amended.

               (x) Certain assets of the Trust (exclusive of the Net WAC Cap Account, the Reserve Fund and the Yield Maintenance Agreement) as described in the Prospectus and the Pooling and Servicing Agreement will qualify as one or more REMICs within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), the Offered Certificates, the Class B-3 Certificates (excluding, in respect of the Class AF-1, Class AV-1, Class AV-2, Class B-1, Class B-2 and Class B-3 Certificates, any associated rights to receive payments of Net WAC Cap Carryover) and the Class X Certificates will be treated as "regular interests" in a REMIC and the Class R Certificates will be treated as "residual interests" in one or more REMICs, assuming: (i) an election is made to treat the trust fund as one or more REMICs, (ii) compliance with the Pooling and Servicing Agreement and (iii) compliance with changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder.

               (xi) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or governmental agency or body is required for the consummation of the transactions contemplated herein except (A) such as have been obtained under the Act, (B) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Offered

          Certificates by the Underwriter, (C) recordations of assignments of Mortgages to the Trustee (to the extent required under the Pooling and Servicing Agreement) that have not been completed, and (D) such other approvals (specified in such opinion) as have been obtained.

               (xii)  Neither  the  execution  and  delivery  of the Pooling and
          Servicing Agreement, the issue and sale of the Offered Certificates, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof or of the Pooling and Servicing Agreement will conflict with, result in a breach of, or constitute a default under the charter or by-laws of Equity One or the Depositor or the terms of any indenture or other agreement or instrument known to such counsel and to which Equity One or the Depositor is a party or bound, or, to the knowledge of such counsel, any law, order or regulation applicable to Equity One, or the Depositor of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Equity One or the Depositor.

               (xiii) To the best knowledge of such counsel and except as set forth in the Prospectus, no default exists and no event has occurred which, with notice, lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any agreement to which the Depositor is a party or by which it is bound, which default is or would have a material adverse effect on the financial condition, earnings, prospects, business or properties of the Depositor, taken as a whole.

               (xiv) To the best knowledge of such counsel, the Depositor has obtained all material licenses, permits and other governmental authorizations that are necessary to the conduct of its business; such licenses, permits and other governmental authorizations are in full force and effect, and the Depositor is in all material respects complying therewith; and the Depositor is otherwise in compliance with all laws, rules, regulations and statutes of any jurisdiction to which it is subject, except where non-compliance would not have a material adverse effect on the Depositor.

          In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Commonwealth of Pennsylvania, the State of Delaware, the State of New Jersey or the United States, to the extent deemed proper by such counsel and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable by such counsel and who are satisfactory to counsel for the Underwriter and (B) as to matters of fact, to the extent deemed proper by such counsel, on certificates of responsible officers of Equity One, the Depositor, the Sellers and the other parties to this Agreement and the Pooling and Servicing Agreement, and of public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

          (c) The Underwriters shall have received from McKee Nelson LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Offered Certificates, the Pooling and Servicing Agreement, this Agreement, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require, and shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass on such matters.

          (d) The Underwriters shall have received from PricewaterhouseCoopers LLP, certified public accountants, two letters, one such letter dated the date hereof and satisfactory in form and substance to the Underwriters and its counsel, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Prospectus, agrees with the provisions of the Pooling and Servicing Agreement and the records of Equity One and the Sellers, and the other such letter dated the Closing Date and satisfactory in form and substance to the Underwriters and its counsel, confirming that the first such letter remains true as of the Closing Date.

          (e) The representations and warranties in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and the Underwriters shall have been furnished a certificate of each of Equity One and the Depositor, signed by a Vice President, Senior Vice-President or Executive Vice President and by the principal financial or accounting officer of Equity One and the Depositor, respectively, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement and the Prospectus and this Agreement and that:

               (i) the representations and warranties of Equity One and the Depositor in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect, as if made on the Closing Date, and each of Equity One and the Depositor has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or, to such officer's knowledge, threatened; and

               (iii) since the date of Equity One's most recent audited financial statements, there has been no material adverse change, or any development respecting a prospective change, in the condition (financial or other) of Equity One, the Depositor or any Seller, whether or not arising from transactions in the ordinary course of business.

          (f) Prior to the Closing Date, Equity One, the Depositor, and each Seller shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

     (g) The Offered Certificates have been given the following ratings:

              Class          Standard & Poor's        Moody's           Fitch
      ---------------------- ------------------- ------------------- -----------
        AF-1                  AAA                 Aaa                 AAA
        AF-2                  AAA                 Aaa                 AAA
        AF-3                  AAA                 Aaa                 AAA
        AF-4                  AAA                 Aaa                 AAA
        AF-5                  AAA                 Aaa                 AAA
        AF-6                  AAA                 Aaa                 AAA
        AV-1                  AAA                 Aaa                 AAA
        AV-2                  AAA                 Aaa                 AAA
         M-1                   AA                 Aa2                  AA
         M-2                   A                   A2                  A
         M-3                   A-                  A3                  A
         M-4                  BBB+                Baa1                BBB+
         B-1                  BBB                 Baa2                BBB
         B-2                  BBB-                Baa3                BBB-


          (h) The Underwriters shall have received from counsel to the Trustee an opinion, dated the Closing Date and satisfactory in form and substance to the Underwriters and its counsel to the effect that:

               (i) the Trustee is duly organized and validly existing as a New York banking corporation with the power and authority under the laws of New York to conduct business and affairs as a trustee;

               (ii) the Trustee has the corporate power and lawful authority to perform the duties and obligation of trustee under, to act as successor Servicer upon the terms and conditions set forth in, and to accept the trust contemplated by, the Pooling and Servicing Agreement;

               (iii) the Pooling and Servicing Agreement has been duly authorized, executed, delivered and accepted by the Trustee, and the Pooling and Servicing Agreement is a legal, valid and binding obligation enforceable against the Trustee in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization and other laws affecting creditors' rights generally from time to time in effect) (such opinion may also state that the enforceability of the Trustee's obligations is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law));

               (iv) the Offered Certificates have been duly authenticated by the Trustee; and

               (v) neither the execution nor delivery by the Trustee of the Pooling and Servicing Agreement nor the consummation of any of the transactions contemplated thereby require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency under any existing federal or state law governing the banking or trust powers of the Trustee.

          (i) The Underwriters shall have received such opinions, addressed to the Underwriters and dated the Closing Date, as are delivered to the rating agencies that have assigned ratings to the Offered Certificates.

          (j) The Underwriters shall have received an opinion from Stradley, Ronon, Stevens & Young, LLP, counsel for Equity One and the Depositor, dated the Closing Date and satisfactory in form and substance to the Underwriters regarding the true sale of the Loans by the Sellers to the Depositor and by the Depositor to the Trustee, for the benefit of Certificateholders.

          (k) The Underwriters shall have received an opinion from Stradley, Ronon, Stevens & Young, LLP counsel for Equity One and the Depositor, dated the Closing Date and satisfactory in form and substance to the Underwriters regarding substantive consolidation.

          (l) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and the date of the most recent audited financial statements of Equity One, there shall not have been any change, or any development involving a prospective change, which has not been disclosed to the Underwriters on or before the date hereof in or affecting the condition, financial or otherwise, of Equity One, the Depositor or any Seller the effect of which is, in the reasonable judgment of the Underwriters, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Offered Certificates as contemplated by the Registration Statement and the Prospectus.

     If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriters. Notice of such cancellation shall be given to the Depositor and Equity One in writing or by telephone or telegraph confirmed in writing.

     7. Reimbursement of Underwriter's Expenses. If the sale of the Offered Certificates provided for herein is not consummated because any condition to the obligations of an Underwriter set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of Equity One or the Depositor to perform any agreement herein or comply with any provision hereof other than by reason of a default by an Underwriter, the Depositor will reimburse such Underwriter upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Offered Certificates.

     8. Indemnification and Contribution.

          (a) Equity One and the Depositor, jointly and severally, agree to indemnify and hold harmless the Underwriters and each person who controls the Underwriters within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus Supplement or the Prospectus, or in any amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that
     (i) -------- ------- neither Equity One nor the Depositor will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made (x) in any Underwriter Information, or (y) in any Derived Information (as defined in Section 9 below) included, or which should have been included, by an Underwriter in any Computational Materials provided by such Underwriter to the Depositor or any amendment or supplement thereof unless such untrue statement or alleged untrue statement or omission or alleged omission made in any Derived Information results from an error or omission in any Seller-Provided Information (as defined herein), and (ii) such indemnity with respect to any Preliminary Prospectus Supplement or Computational Materials shall not inure to the benefit of the Underwriters (or any person controlling the Underwriters) from whom the person asserting any such loss, claim, damage or liability purchased the Offered Certificates which are the subject thereof if such person did not receive a copy of the Prospectus at or prior to the confirmation of the sale of such Offered Certificates to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the Preliminary Prospectus Supplement was corrected in the Prospectus. This indemnity agreement will be in addition to any liability which Equity One or the Depositor may otherwise have.

          (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless Equity One and the Depositor, each of their respective directors, each of their respective officers who signs the Registration Statement, and each person who controls Equity One or the Depositor within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from Equity One and the Depositor to the Underwriters, but only with reference to (x) Underwriter Information furnished to the Depositor by such Underwriter or (y) any Derived Information included, or which should have been included, by such Underwriter in any Computational Materials provided by such Underwriter to the Depositor or any amendment or supplement thereof; provided, however that the indemnity with respect to clause (y) above shall not apply to any untrue statement or alleged untrue statement or omission or alleged omission made in any Derived Information that results from an error or omission in any Seller-Provided Information. This indemnity agreement will be in addition to any liability which each Underwriter may otherwise have. Equity One and the Depositor acknowledge that "Underwriter Information" means the statements set forth in the last paragraph of the cover page and under the heading "Method of Distribution" in any Preliminary Prospectus Supplement or the Prospectus and constitute the only information furnished in writing by such Underwriter for inclusion in the documents referred to in the foregoing indemnity, and you, as the Underwriters, confirm that such statements are correct.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to appoint counsel satisfactory to such indemnified party to represent the indemnified party in such action; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Underwriters in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party or (iv) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

          (d) If the  indemnification  provided  for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or (b), in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof (a) if such loss, claim, damage or liability does not arise from Computational Materials or ABS Term Sheets, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Depositor and Equity One on the one hand and the Underwriters on the other from the offering of the Offered Certificates or
     (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Depositor and Equity One on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations and
     (b) if such loss, claim, damage or liability arises from Computational Materials or ABS Term Sheets, in such proportion as is appropriate to reflect the relative benefits received by the Equity One and the Depositor on the one hand and the Underwriters on the other from the offering of the Offered Certificates and the relative fault of Equity One and the Depositor on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claims, damages or liability, or actions in respect thereof, as well as any other relevant equitable consideration.

          The relative benefits of the Underwriters and Equity One and the Depositor shall be deemed to be in such proportions that the Underwriters are responsible for that portion of such losses, liabilities, claims, damages and expenses represented by the percentage that the underwriting discount on the cover of the Prospectus as amended or supplemented bears to the initial public offering price as set forth thereon, and Equity One and the Depositor shall be responsible for the balance.

          The relative fault of the Underwriters and Equity One and the Depositor shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by Equity One or the Depositor or by the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and other equitable considerations.

          Equity One and the Depositor and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

          In no case shall an Underwriter be responsible for any amount in excess of the underwriting discount applicable to the Offered Certificates purchased by it as disclosed on the cover of the Prospectus as amended. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          For purposes of this Section 8, each person who controls the Underwriters within the meaning of the Act shall have the same rights to contribution as the Underwriters, and each person who controls Equity One or the Depositor within the meaning of either the Act or the Exchange Act, each officer of Equity One or the Depositor and each director of Equity One or the Depositor shall have the same rights to contribution as Equity One and the Depositor, subject in each case to the proviso to the first sentence of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

     9. Computational Materials. It is understood that the Underwriters may provide to prospective investors certain Computational Materials and ABS Term Sheets in connection with your offering of the Offered Certificates, subject to the following conditions:

          (a) Each Underwriter shall comply with all applicable laws and regulations in connection with the use of Computational Materials, including the No-Action Letter of May 20, 1994 issued by the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994 (collectively, the "Kidder/PSA Letter"), as well as the PSA Letter referred to below. Each Underwriter shall comply with all applicable laws and regulations in connection with the use of ABS Term Sheets, including the No Action Letter of February 17, 1995 issued by the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder/PSA Letter, the "No-Action Letters").

          (b) For purposes hereof, "Computational Materials" as used herein shall have the meaning given such term in the No-Action Letters, but shall include only those Computational Materials that have been prepared or delivered to prospective investors by or at the direction of an Underwriter. For purposes hereof, "ABS Term Sheets" and "Collateral Term Sheets" as used herein shall have the meanings given such terms in the PSA Letter but shall include only those ABS Term Sheets or Collateral Term Sheets that have been prepared or delivered to prospective investors by or at the direction of an Underwriter.

          (c) (i) All Computational Materials and ABS Term Sheets provided to prospective investors that are required to be filed with the Commission pursuant to the No-Action Letters shall bear a legend substantially similar to the following statement:

               "THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION."

          (ii) In the case of Collateral Term Sheets, such legend shall also include a statement substantially similar to the following statement:

                    "THE INFORMATION  CONTAINED HEREIN WILL BE SUPERSEDED BY THE
               DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE OFFERED CERTIFICATES AND [EXCEPT WITH RESPECT TO THE INITIAL COLLATERAL TERM SHEET] SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY [UNDERWRITER]"

     The Depositor shall have the right to require additional specific legends or notations to appear on any Computational Materials or ABS Term Sheets, the right to require changes regarding the use of terminology and the right to determine the types of information appearing therein. Notwithstanding the foregoing, this subsection (c) will be satisfied if all Computational Materials and ABS Term Sheets referred to therein bear a legend in a form previously approved in writing by the Depositor.

          (d) The Underwriters shall provide the Depositor with representative forms of all Computational Materials and ABS Term Sheets prior to their first use, to the extent such forms have not previously been approved by the Depositor for use by the Underwriters. The Underwriters shall provide to the Depositor, for filing on Form 8-K, copies (in such format as required by the Depositor) of all Computational Materials and ABS Term

     Sheets that are required to be filed with the Commission pursuant to the No-Action Letters. The Underwriters may provide copies of the foregoing in a consolidated or aggregated form including all information required to be filed. All Computational Materials and ABS Term Sheets described in this subsection (d) must be provided to the Depositor not later than 10:00 a.m. New York time one business day before filing thereof is required pursuant to the terms of this Agreement. The Underwriters agree, severally and not jointly, that they will not provide to any investor or prospective investor in the Offered Certificates any Computational Materials or ABS Term Sheets on or after the day on which Computational Materials and ABS Term Sheets are required to be provided to the Depositor pursuant to this Section 9(d) (other than copies of Computational Materials or ABS Term Sheets previously submitted to the Depositor in accordance with this Section 9(d) for filing with the Commission), unless such Computational Materials or ABS Term Sheets are preceded or accompanied by the delivery of a Prospectus to such investor or prospective investor.

          (e) All information included in the Computational Materials and ABS Term Sheets shall be generated based on substantially the same methodology and assumptions that are used to generate the information in the Prospectus Supplement as set forth therein; provided, however, that the Computational Materials and ABS Term Sheets may include information based on alternative methodologies or assumptions if specified therein. If any Computational Materials or ABS Term Sheets that are required to be filed were based on assumptions with respect to the Loans included in the Trust that differ from the final Pool Information in any material respect or on Offered Certificate structuring terms that were revised in any material respect prior to the printing of the Prospectus, the Underwriters shall prepare revised Computational Materials or ABS Term Sheets, as the case may be, based on the final Pool Information and structuring assumptions, circulate such revised Computational Materials and ABS Term Sheets to all recipients of the preliminary versions thereof that indicated or subsequently indicate orally to the Underwriters they will purchase all or any portion of the Offered Certificates, and include such revised Computational Materials and ABS Term Sheets (marked, "as revised") in the materials delivered to the Depositor pursuant to subsection (d) above. As used herein, "Pool Information" means information with respect to the characteristics of the Loans, as provided by or on behalf of the Depositor to the Underwriters in final form and set forth in the Prospectus Supplement.

          (f) The Depositor shall not be obligated to file any Computational Materials or ABS Term Sheets that have been determined to contain any material error or omission; provided, however, that, at the request of an Underwriter, the Depositor will file Computational Materials or ABS Term Sheets that contain a material error or omission if clearly marked "superseded by materials dated _____" and accompanied by corrected Computational Materials or ABS Term Sheets that are marked, "material previously dated _____, as corrected." In the event that, within the period during which the Prospectus relating to the Offered Certificates is required to be delivered under the Act, any Computational Materials or ABS Term Sheets are determined, in the reasonable judgment of the Depositor or the Underwriters, to contain a material error or omission, the Underwriters shall prepare a corrected version of such Computational Materials or

     ABS Term Sheets, shall circulate such corrected Computational Materials and ABS Term Sheets to all recipients of the prior versions thereof that either indicated orally to the Underwriters they would purchase all or any portion of the Offered Certificates, or actually purchased all or any portion thereof, and shall deliver copies of such corrected Computational Materials and ABS Term Sheets (marked, "as corrected") to the Depositor for filing with the Commission in a subsequent Form 8-K submission.

          (g) The Depositor and the Underwriters shall receive a letter from PricewaterhouseCoopers LLP, certified public accountants, satisfactory in form and substance to the Depositor and the Underwriters, to the effect that such accountants have performed certain specified procedures agreed to by the Depositor and the Underwriters, as a result of which they determined that the specified information that is included in the Computational Materials and ABS Term Sheets (if any) provided by the Underwriters to the Depositor for filing on Form 8-K as provided in this Section 9 has been accurately computed or compiled from the Depositor Provided Information.

          (h) If the Underwriters do not provide any Computational Materials or ABS Term Sheets to the Depositor pursuant to subsection (d) above, the Underwriters, severally and not jointly, shall be deemed to have represented, as of the Closing Date, that they did not provide any prospective investors with any information in written or electronic form in connection with the offering of the Offered Certificates that is required to be filed with the Commission in accordance with the No-Action Letters.

          (i) In the event of any delay in the delivery by the Underwriters to the Depositor of all Computational Materials and ABS Term Sheets required to be delivered in accordance with subsection (d) above, or in the delivery of the accountant's comfort letter in respect thereof pursuant to Section 9(g), the Depositor shall have the right to delay the release of the Prospectus to investors or to the Underwriters, to delay the Closing Date and to take other appropriate actions in each case as necessary in order to allow the Depositor to comply with its obligation to file the Computational Materials and ABS Term Sheets with the Commission.

          (j) For purposes of this Agreement, as to the Underwriters, the term "Derived Information" means such portion, if any, of the information that is:

               (i) delivered to the Depositor by an Underwriter pursuant to this
          Section 9 for filing with the Commission on Form 8-K;

               (ii) is not contained in the Prospectus without taking into account information incorporated therein by reference; and

               (iii) does not constitute Seller-Provided Information.

     "Seller-Provided Information" means any computer tape concerning the assets comprising the Trust Fund and any other information with respect to the Offered Certificates or the Loans furnished to an Underwriter by the Depositor for use as contemplated herein.

     10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Underwriters, by notice given to the Depositor and Equity One prior to delivery of and payment for the Offered Certificates, if prior to such time (i) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities, (iii) there shall have occurred any outbreak or material escalation of hostilities, declaration by the United States of a national emergency or war or (iv) there shall have occurred such other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Underwriters, impracticable or inadvisable to proceed with the offering or delivery of the Offered Certificates as contemplated by the Prospectus (exclusive of any supplement thereto).

     11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of Equity One or the Depositor or their respective officers and of each Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters, Equity One or the Depositor or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Offered Certificates. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

     12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to Greenwich Capital Markets, Inc., 600 Steamboat Road, Greenwich, Connecticut 06830, to Friedman, Billings, Ramsey & Co., Inc., 1001 Nineteenth Street North, 7th Floor, Arlington, Virginia 22209 and to Wachovia Capital Markets, LLC, 301 South College Street, 10th Floor, Charlotte, North Carolina 28288; or, if sent to the Depositor or Equity One, will be mailed, delivered or telegraphed and confirmed to Equity One at Equity One,
Inc., 301 Lippincott Drive, Marlton, New Jersey 08053, attention: Chief Financial Officer, and to the Depositor at 103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19810, attention: Chief Financial Officer.

     13. Default of Underwriters. If any of the Underwriters defaults in its obligations to purchase the Offered Certificates offered to it hereunder (such Underwriter, the "Defaulting Underwriter"), then the remaining Underwriters (the "Performing Underwriters") shall have the option, but not the obligation, to purchase all, but not less than all, of the Offered Certificates offered to the Defaulting Underwriter. If the Performing Underwriters elect not to exercise such option, then this Agreement will terminate without liability on the part of such Performing Underwriters. Nothing contained herein shall relieve the Defaulting Underwriter from any and all liabilities to the Depositor, Equity One and the Performing Underwriters resulting from the default of the Defaulting Underwriter.

     14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

     15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

     16.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which will be deemed to be an original, but all such Counterparts will together constitute one and the same agreement.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among Equity One, the Depositor and the Underwriters.

                                        Very truly yours,

                                        EQUITY ONE ABS, INC.


                                        By: /s/ James H. Jenkins
                                           -------------------------------------
                                        Name:      James H. Jenkins
                                        Title:     Executive Vice President and
                                                   Chief Financial Officer


                                        EQUITY ONE, INC.


                                        By: /s/ James H. Jenkins
                                           -------------------------------------
                                        Name:      James H. Jenkins
                                        Title:     Executive Vice President and
                                                   Chief Financial Officer


The foregoing Agreement is hereby
confirmed and accepted as of the date
first above written

GREENWICH CAPITAL MARKETS, INC.


By: /s/ Vinu Phillips
  --------------------------------------
Name:  Vinu Phillips
Title:    Vice President


FRIEDMAN, BILLINGS, RAMSEY & CO., INC.


By: /s/ James Kleeblatt
   ---------------------------------------
Name:  James Kleeblatt
Title:   Senior Managing Director

WACHOVIA CAPITAL MARKETS, LLC


By: /s/ Sharvin Setoodeh
   ---------------------------------------
Name:  Sharvin Setoodeh
Title:   Vice President

                             Class AF-1 Certificates
                             -----------------------

Underwriter                                         Principal Amount           Discount           Purchase Price
---------------------------------------------- --------------------------- ------------------ ------------------------
Greenwich Capital Markets, Inc.                         $71,625,500             0.2500%              99.7500%
Friedman, Billings, Ramsey & Co., Inc.                  $71,625,500             0.2500%              99.7500%
Wachovia Capital Markets, LLC                            $5,969,000             0.2500%              99.7500%
                                               --------------------------- ------------------ ------------------------
Total:                                                 $149,220,000


                                               Class AF-2 Certificates
                                               -----------------------

Underwriter                                         Principal Amount           Discount           Purchase Price
---------------------------------------------- --------------------------- ------------------ ------------------------
Greenwich Capital Markets, Inc.                         $18,067,000             0.2500%              99.7500%
Friedman, Billings, Ramsey & Co., Inc.                  $18,067,000             0.2500%              99.7500%
Wachovia Capital Markets, LLC                            $1,506,000             0.2500%              99.7500%
                                               --------------------------- ------------------ ------------------------
Total:                                                  $37,640,000


                                               Class AF-3 Certificates
                                               -----------------------

Underwriter                                         Principal Amount           Discount           Purchase Price
---------------------------------------------- --------------------------- ------------------ ------------------------
Greenwich Capital Markets, Inc.                         $21,835,000             0.2500%              99.7500%
Friedman, Billings, Ramsey & Co., Inc.                  $21,835,000             0.2500%              99.7500%
Wachovia Capital Markets, LLC                            $1,820,000             0.2500%              99.7500%
                                               --------------------------- ------------------ ------------------------
Total:                                                  $45,490,000

                                               Class AF-4 Certificates
                                               -----------------------

Underwriter                                         Principal Amount           Discount           Purchase Price
---------------------------------------------- --------------------------- ------------------ ------------------------
Greenwich Capital Markets, Inc.                         $20,640,000             0.2500%              99.7500%
Friedman, Billings, Ramsey & Co., Inc.                  $20,640,000             0.2500%              99.7500%
Wachovia Capital Markets, LLC                            $1,720,000             0.2500%              99.7500%
                                               --------------------------- ------------------ ------------------------
Total:                                                  $43,000,000



                                               Class AF-5 Certificates
                                               -----------------------

Underwriter                                    Principal Amount                Discount           Purchase Price
---------------------------------------------- --------------------------- ------------------ ------------------------
Greenwich Capital Markets, Inc.                          $8,462,000             0.2500%              99.2813%
Friedman, Billings, Ramsey & Co., Inc.                   $8,462,000             0.2500%              99.2813%
Wachovia Capital Markets, LLC                              $705,000             0.2500%              99.2813%
                                               --------------------------- ------------------ ------------------------
Total:                                                  $17,629,000

                                               Class AF-6 Certificates
                                               -----------------------

Underwriter                                         Principal Amount           Discount           Purchase Price
---------------------------------------------- --------------------------- ------------------ ------------------------
Greenwich Capital Markets, Inc.                          $9,936,000             0.2500%              99.7500%
Friedman, Billings, Ramsey & Co., Inc.                   $9,936,000             0.2500%              99.7500%
Wachovia Capital Markets, LLC                              $828,000             0.2500%              99.7500%
                                               --------------------------- ------------------ ------------------------
Total:                                                  $20,700,000

                                               Class AV-1 Certificates
                                               -----------------------

Underwriter                                         Principal Amount           Discount           Purchase Price
---------------------------------------------- --------------------------- ------------------ ------------------------
Greenwich Capital Markets, Inc.                         $86,105,000             0.2500%              99.7500%
Friedman, Billings, Ramsey & Co., Inc.                  $86,105,000             0.2500%              99.7500%
Wachovia Capital Markets, LLC                            $7,175,000             0.2500%              99.7500%
                                               --------------------------- ------------------ ------------------------
Total:                                                 $179,385,000


                                               Class AV-2 Certificates
                                               -----------------------

Underwriter                                         Principal Amount           Discount           Purchase Price
---------------------------------------------- --------------------------- ------------------ ------------------------
Greenwich Capital Markets, Inc.                         $16,640,500             0.2500%              99.7500%
Friedman, Billings, Ramsey & Co., Inc.                  $16,640,500             0.2500%              99.7500%
Wachovia Capital Markets, LLC                            $1,387,000             0.2500%              99.7500%
                                               --------------------------- ------------------ ------------------------
Total:                                                  $34,668,000



                                               Class M-1 Certificates
                                               ----------------------

Underwriter                                         Principal Amount           Discount           Purchase Price
---------------------------------------------- --------------------------- ------------------ ------------------------
Greenwich Capital Markets, Inc.                         $19,699,000             0.2500%              99.7500%
Friedman, Billings, Ramsey & Co., Inc.                  $19,699,000             0.2500%              99.7500%
Wachovia Capital Markets, LLC                            $1,642,000             0.2500%              99.7500%
                                               --------------------------- ------------------ ------------------------
Total:                                                  $41,040,000

                                               Class M-2 Certificates
                                               ----------------------

Underwriter                                         Principal Amount            0.2500%           Purchase Price
---------------------------------------------- --------------------------- ------------------ ------------------------
Greenwich Capital Markets, Inc.                         $16,598,500             0.2500%              97.8750%
Friedman, Billings, Ramsey & Co., Inc.                  $16,598,500             0.2500%              97.8750%
Wachovia Capital Markets, LLC                            $1,383,000             0.2500%              97.8750%
                                               --------------------------- ------------------ ------------------------
Total:                                                  $34,580,000


                                               Class M-3 Certificates
                                               ----------------------

Underwriter                                         Principal Amount           Discount           Purchase Price
---------------------------------------------- --------------------------- ------------------ ------------------------
Greenwich Capital Markets, Inc.                          $4,963,000             0.2500%              97.4219%
Friedman, Billings, Ramsey & Co., Inc.                   $4,963,000             0.2500%              97.4219%
Wachovia Capital Markets, LLC                              $414,000             0.2500%              97.4219%
                                               --------------------------- ------------------ ------------------------
Total:                                                  $10,340,000


                                               Class M-4 Certificates
                                               ----------------------

Underwriter                                         Principal Amount           Discount           Purchase Price
---------------------------------------------- --------------------------- ------------------ ------------------------
Greenwich Capital Markets, Inc.                          $4,190,500             0.2500%              96.7500%
Friedman, Billings, Ramsey & Co., Inc.                   $4,190,500             0.2500%              96.7500%
Wachovia Capital Markets, LLC                              $349,000             0.2500%              96.7500%
                                               --------------------------- ------------------ ------------------------
Total:                                                   $8,730,000

                                               Class B-1 Certificates
                                               ----------------------

Underwriter                                         Principal Amount           Discount           Purchase Price
---------------------------------------------- --------------------------- ------------------ ------------------------
Greenwich Capital Markets, Inc.                          $3,878,500             0.2500%              99.7500%
Friedman, Billings, Ramsey & Co., Inc.                   $3,878,500             0.2500%              99.7500%
Wachovia Capital Markets, LLC                              $323,000             0.2500%              99.7500%
                                               --------------------------- ------------------ ------------------------
Total:                                                   $8,080,000



                                               Class B-2 Certificates
                                               ----------------------

Underwriter                                         Principal Amount           Discount           Purchase Price
---------------------------------------------- --------------------------- ------------------ ------------------------
Greenwich Capital Markets, Inc.                          $3,259,000             0.2500%              99.7500%
Friedman, Billings, Ramsey & Co., Inc.                   $3,259,000             0.2500%              99.7500%
Wachovia Capital Markets, LLC                              $272,000             0.2500%              99.7500%
                                               --------------------------- ------------------ ------------------------
Total:                                                   $6,790,000